SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] [ ] [ ] [X] [ ]

Preliminary Proxy Statement
Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to ss.240.14a-11(c)orss. 240.14a-12

RECOTON CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] [ ]	No fee required Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) (2) (3) (4) (5)

Title of each class of secruties to which transaction applies:_________________________
Aggregate number of securities to which transaction applies:________________________
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011 (set forth the amount on which the filing fee is calculated and state how it was determined): _________________________________________________________________________________________
Proposed maximum aggregate value of transaction:_______________________________
Total fee paid:___________________________________________________________

[ ] [ ]

Fee previously paid with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) (2) (3) (4)

Amount Previously Paid:_______________________
Form, Schedule or Registration Statement No.:__________________________
Filing Party:_________________________________
Date Filed:__________________________________

RECOTON CORPORATION
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
June 12, 2002

This Proxy is Solicited on Behalf of Recoton Corporation's Board of Directors

          The undersigned hereby appoints Joseph H. Massot and Peter M. Ildau and each of them proxies for the undersigned with full power of substitution, to vote all shares of Recoton Corporation capital stock which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Recoton Corporation, to be held at the Heathrow Conference Center, 1200 Bridewater Drive, Heathrow, Florida, on Wednesday, June 12, 2002 at 2:00 P.M., or at any adjournment of the meeting, upon the matters set forth on the reverse side and described in the accompanying proxy statement and upon such other business as may properly come before the meeting or any adjournment of the meeting.

          Please mark this proxy as indicted on the reserve side to vote on any item. If no directions are given, this proxy will be voted for the election of all listed nominees, in accordance with the Directors’ recommendation on the other matters listed on the reverse side and at the discretion of the proxies on other matters that may properly come before the meeting. Please sign and date on the reverse side and return promptly in the enclosed envelope or otherwise to Recoton Corporation, c/o Mellon Investor Services LLC, Proxy Processing, Church Street Station, P.O. Box 1554, New York, NY 10277-1554, so that your shares can be represented at the meeting.

COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENTS/ADDRESS BOX ON REVERSE SIDE

(Continued and to be signed on other side)

FOLD AND DETACH HERE

The Board of Directors recommends a vote FOR Items 1 and 2, each of which has been proposed by     Please
Recoton Corporation.                                                                               mark your
                                                                                                   votes as        X
                                                                                                   indicated
                                                                                                   in this
                                                                                                   example

                                         FOR     WITHHELD     ABSTAIN                           FOR   AGAINST  ABSTAIN
                                                 FOR ALL
Proposal 1-ELECTION OF DIRECTORS                                          Proposal 2-APPROVAL   |__|   |__|     |__|
   Nominee:     01 Robert L. Borchardt   |__|      |__|        |__|                  OF
                02 George Calvi                                                      AUDITORS
                03 Paul Feffer
                04 Stuart Mont

WITHHELD FOR: (Write that nominees' name in
               the space below).

--------------------------------------------

                                                                          I plan to attend the meeting           |__|

                                                                          Comments/address change                |__|
                                                                          Please mark this box if you have a
                                                                          written comment/address change
                                                                          on the reverse side

----------------------------------------------
                                                                          I have multiple accounts and would      |__|
                                                                          like you to discontinue mailing
                                                                          duplicate annual reports to me

                                                                          Receipt is hereby acknowledged of
                                                                          the Recoton Corporation Notice of
                                                                          Meeting and Proxy Statement

Signature____________________Signature______________________________Date__________________, 2002
NOTE:  Please sign as name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                               FOLD AND DETACH HERE

                                             Vote by Internet or Telephone or Mail
                                                 24 Hours a Day, 7 Days a Week

                              Internet and telephone voting is available through 4PM Eastern Time the business day prior to annual meeting day.

              Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

  ---------------------------------       ---------------------------------         ---------------------------
          Internet                                Telephone                                   Mail
  http://www.eproxy.com/rcot                   1-800-435-6710
  Use the Internet to vote your           Use any touch-tone telephone to             Mark, sign and date
  proxy. Have your proxy card in          vote your proxy.  Have your                   your proxy card
  hand when you access the web       OR   proxy card in hand when you           OR           and
  site. You will be prompted to           call. You will be prompted to enter           return it in the
  enter your control number,              your control number, located in the box     endorsed postage-paid
  located in the box below, to create     below, and then follow the directions             envelope.
  and submit and electronic ballot        given.
  ---------------------------------       ---------------------------------         ---------------------------

                             If you vote your proxy by Internet or by telephone,
                                you do NOT need to mail back your proxy card.